UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 5, 2011


                       BUSINESS OUTSOURCING SERVICE, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-54329
                            (Commission File Number)

                                   98-0583166
                        (IRS Employer Identification No.)

             1001 SW 5th Avenue, Suite 1100, Portland, Oregon, 97204
              (Address of principal executive offices and Zip Code)

                                 (503) 206-0935
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 5, 2011 we announced we signed a letter of intent with Prof. Sarah Ferber and Ms. Vered Caplan to have them use their best efforts to negotiate a license agreement on behalf of our company with the Sheba Medical Center to acquire the exclusive rights to their functional autologous insulin producing cells (AIPC) regeneration technology.

A copy of our letter of intent and press release are attached as exhibits to our current report and are incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

10.1 Letter of Intent dated August 4, 2011 with Prof. Sarah Ferber and Ms. Vered Caplan

99.1 news release dated August 5, 2011

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS OUTSOURCING SERVICE, INC.


/s/ Guilbert Cuison
----------------------------------
Guilbert Cuison
President, Secretary Director
August 8, 2011

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